Exhibit 10.1

Execution Copy

450,000 Shares

DISCOVERY LABORATORIES, INC.

Shares of Common Stock

($0.001 par value)

PLACEMENT AGENT AGREEMENT

February 18, 2005

SG COWEN & CO., LLC
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

Discovery Laboratories, Inc., a Delaware corporation (the “Company”), proposes to sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the Purchasers identified therein (each a “Purchaser” and, collectively, the “Purchasers”), an aggregate of 450,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company. The aggregate of 450,000 shares so proposed to be sold is hereinafter referred to as the “Stock.” The Company hereby confirms its agreement with SG Cowen & Co., LLC (“SG Cowen”) as follows (certain terms used herein are defined in Section 13 hereof):

1.  AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)     The Company hereby authorizes SG Cowen to act as its exclusive agent (in such capacity, the “Placement Agent”) to solicit offers for the purchase of all or part of the Stock from the Company in connection with the proposed offering of the Stock (the “Offering”). Until the earlier of the termination of this Agreement or the Closing Date (as defined in Section 3 hereof), the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Stock otherwise than through the Placement Agent.

(b)     The Placement Agent agrees, as agent of the Company, to use its commercially reasonable efforts to solicit offers to purchase the Stock from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Stock has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Stock for its own account and, in soliciting purchases of Stock, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Stock from the Company as principal and any such purchases by the Placement Agent (or its affiliates) shall be disclosed to the Company (including the identity of such purchaser).

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(c)     Subject to the provisions of this Section 1, offers for the purchase of Stock may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Stock received by it as agent of the Company. The Company shall have the sole right in its absolute discretion to accept offers to purchase the Stock and in its absolute discretion may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, subject to giving prior notice to the Company, to reject any offer to purchase Stock received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d)    The purchases of the Stock by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

(e)     As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to five percent (5.0%) of the gross proceeds received by the Company from the sale of the Stock on such Closing Date.

f)     No Stock which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Stock shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Stock to a Purchaser with whom it has entered into a binding Subscription Agreement, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

(a)    The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such form (Registration File No. 333-111360), which became effective as of January 7, 2004, for the registration under the Securities Act of the Stock (the “Initial Registration Statement”). The Company has also filed a registration statement increasing the amount of securities registered under the Initial Registration Statement pursuant to Rule 462(b) under Securities Act and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, which became effective immediately upon filing (the “Rule 462(b) Registration Statement”). Such Initial Registration Statement, together with the Rule 462(b) Registration Statement, meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all material respects with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act and the Rules and Regulations, a supplement to the form of prospectus included in such Initial Registration Statement relating to the placement of the Stock and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such Initial Registration Statement and the Rule 462(b) Registration Statement, including the exhibits thereto, as amended at the date of this Agreement, are hereinafter collectively called the “Registration Statements”; such prospectus in the form in which it appears in the Initial Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called a “Prospectus Supplement.” Any reference herein to the Registration Statements, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statements, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statements, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statements, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statements or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. All references in this Agreement to the Initial Registration Statement, the Rule 462(b) Registration Statement, a Base Prospectus and the Prospectus Supplement, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

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(b)    The Registration Statements (and any further documents to be filed with the Commission) contain all exhibits and schedules as required by the Securities Act. Each of the Initial Registration Statement, the 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Placement Agent specifically for use in the Registration Statements or the Prospectus Supplement, which information the parties hereto agree is limited to the Placement Agent’s Information as defined in Section 15. No post-effective amendment to the Registration Statements reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statements, which have not been described or filed as required.

(c)    The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statements and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statements (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the completion of the distribution of Stock, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statements, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

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(d)    Each of the Company and Acute Therapeutics, Inc., a wholly-owned subsidiary of the Company (the “Subsidiary”), have been duly organized and are validly existing as corporations or other legal entities in good standing (or the equivalent thereof, if any) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the equivalent thereof, if any) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its Subsidiary taken as a whole (a “Material Adverse Effect”).

(e)    The Stock to be issued and sold by the Company hereunder and under the Subscription Agreements has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Stock conforms to the description thereof contained in the Base Prospectus and the Prospectus Supplement.

(f)    The Company has an authorized capitalization as set forth in the Base Prospectus and the Prospectus Supplement, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, except for such rights as may have been fully satisfied or waived. There are no authorized options or authorized or outstanding warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its Subsidiary that have been granted by the Company other than those accurately described in the Base Prospectus and the Prospectus Supplement. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Base Prospectus and the Prospectus Supplement accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(g)    All the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Base Prospectus and the Prospectus Supplement, are owned directly by the Company, free and clear of any claim, lien, encumbrance, security interest, defect or restriction upon voting or transfer or any other claim of any kind (“Liens”).

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(h)    The Company has the full right, power and authority to enter into this Agreement and each of the Subscription Agreements and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(i)    The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or its Subsidiary is a party or by which the Company or its Subsidiary is bound or to which any of the property or assets of the Company or its Subsidiary is subject, nor will such actions result in any violation of the provisions of (A) the charter or by-laws of the Company or its Subsidiary or (B) any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or its Subsidiary or any of their properties or assets, except, with respect to clause (B), any violation which, singularly or in the aggregate, would not have a Material Adverse Effect.

(j)    There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus and the Prospectus Supplement, or to be filed as an exhibit to the Registration Statements, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents or legal matters contained in the Registration Statements are accurate and complete in all material respects. Other than as described in the Base Prospectus and the Prospectus Supplement, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, the Company has not sent or received any communication regarding intent not to renew any such franchise, contract, lease, instrument or other document, and the Company has not received notice or any other knowledge of any such pending or threatened suspension, termination or non-renewal, except for such pending or threatened suspensions, terminations or non-renewals that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(k)     All existing minute books of the Company and its Subsidiary, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation, Nomination/Corporate Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the Corporate Records.

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(l)    No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Subscription Agreements, except such as have been obtained or made under the Securities Act or the Exchange Act, such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock by the Company in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement, and the approval by Nasdaq of the Nasdaq Notification Form for the Additional Listing of Shares on Nasdaq.

(m)    Except as described in the Base Prospectus and the Prospectus Supplement, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with and as a result of the offer and sale of the Stock, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statements or the sale of the Stock as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statements or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statements or the sale of the Stock as contemplated thereby or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 90 days after the date hereof.

(n)    The financial statements, together with the related notes and schedules, of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statements, or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiary as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Base Prospectus, the Prospectus Supplement or the Registration Statements, or incorporated by reference therein, as the case may be. As of February 17, 2005, the Company had cash and marketable securities as set forth in that certain representation letter, dated February 17, 2005, delivered by the Company to the Placement Agent.

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(o)    Except as set forth in the Base Prospectus and the Prospectus Supplement, there is no legal or governmental proceeding pending to which the Company or its Subsidiary is a party or of which any property or assets of the Company or its Subsidiary is the subject which is required to be described in the Base Prospectus or the Prospectus Supplement and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or its Subsidiary, would be likely to have a Material Adverse Effect or prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company’s knowledge, except as set forth in the Base Prospectus and the Prospectus Supplement, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(p)    The Company and its Subsidiary have good and marketable title to all property (real and personal) described in the Registration Statements, the Base Prospectus and the Prospectus Supplement as being owned by the Company or its Subsidiary, free and clear of all Liens, except for those Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiary or that would not have a Material Adverse Effect; all the property described in the Registration Statements, the Base Prospectus and the Prospectus Supplement as being held under lease by the Company or its Subsidiary is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

(q)    Neither the Company nor its Subsidiary is (i) in violation of any provision of its charter or bylaws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiary or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(r)    The contracts described in the Company’s regular reports on Forms 10-Q, 10-K, and 8-K as filed by the Company since March 15, 2004 with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

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(s)    No labor problem or dispute with the employees of the Company exists or, to the Company’s knowledge, is threatened or imminent, which might be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or its Subsidiary plans to terminate employment with the Company or such Subsidiary.

(t)    Each of the Company and its Subsidiary has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiary are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect. Each of the Company and its Subsidiary has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(u)    The Company and the Subsidiary maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.

(v)    Each of the Company and its Subsidiary has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its businesses (collectively, “Permits”), except for such Permits which the failure to obtain or comply with could not reasonably be expected to have a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by each of the Company and its Subsidiary are valid and in full force and effect except as could not have a Material Adverse Effect; there is no pending or threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed and each of the Company and its Subsidiary has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus or the Prospectus Supplement.

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(w)     Ernst & Young LLP, who has certified certain financial statements of the Company and delivered its report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statements, or incorporated by reference therein, as the case may be, is an independent public accountant with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(x)    Each of the Company and its Subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in the Base Prospectus and the Prospectus Supplement.

(y)     The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), and the statements contained in any such certification are complete and correct. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. There has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Company is otherwise in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

(z)    Each of the Company and its Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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(aa)    Each of the Company and its Subsidiary (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement (exclusive of any supplement thereto). To the best of its knowledge, the Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(bb)    In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of each of the Company and its Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singularly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement.

(cc)    Each of the Company and its Subsidiary own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Base Prospectus and the Prospectus Supplement to be conducted. Except as set forth in the Base Prospectus and the Prospectus Supplement (a) there are no rights of third parties to any such Intellectual Property; (b) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging each of the Company’s and its Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best of the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the best of the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiary infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding could be commenced against any patent or patent application that is described in the Base Prospectus and the Prospectus Supplement as being owned by or licensed the Company, except for Interference Proceedings based on claims under any such patents or published patent applications as could not have a Material Adverse Effect; (g) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others claiming the ownership of and interest in the Intellectual Property; and (h) each of the Company and its Subsidiary have taken all steps necessary to perfect its ownership of and interest in the Intellectual Property.

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(dd)    The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company and its Subsidiary were and, if still pending, are being conducted in accordance with all material statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA). The descriptions of the results of such studies and tests included or incorporated by reference in the Registration Statements, Base Prospectus and Prospectus Supplement are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and the Company has no knowledge of other studies or tests the results of which are materially inconsistent with or otherwise call into question in any material respect the results described or referred to in the Base Prospectus and the Prospectus Supplement. Neither the Company nor its Subsidiary has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination, suspension or modification of such studies or tests.

(ee)    Neither the Company nor its Subsidiary has failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any material filing, declaration, listing, registration, report or submission; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed, except where the failure to be in compliance did not, singularly or in the aggregate, have a Material Adverse Effect, and, except as described in the Base Prospectus and the Prospectus Supplement, the Company has not been notified that any material deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

(ff)    No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Base Prospectus and the Prospectus Supplement and which is not so described.

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(gg)    Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiary, has, directly or indirectly, while acting on behalf of the Company or its Subsidiary (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(hh)    Neither the Company nor its Subsidiary is or, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, will become an “investment company” as defined in the Investment Company Act of 1940, as amended.

(ii)    Other than as contemplated by this Agreement, neither the Company nor its Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock.

(jj)    Neither the Company nor its Subsidiary has sustained, since the date of the latest audited financial statements included in the Base Prospectus, the Prospectus Supplement or the Registration Statements, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement.

(kk)    Except as set forth in or as otherwise contemplated by the Registration Statements, the Base Prospectus or the Prospectus Supplement, subsequent to the respective dates as of which information is given in the Registration Statements, the Base Prospectus and the Prospectus Supplement, there has not been (i) any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the business, properties, management, financial condition or results of operations of the Company taken as a whole, (ii) any transaction which is material to the Company taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company taken as a whole, (iv) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statements, the Base Prospectus and the Prospectus Supplement and the grant of options in the ordinary course of business consistent with past practice or under existing stock option plans described in the Registration Statements, the Base Prospectus and the Prospectus Supplement) or outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

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(ll)    Any statistical and market-related data included in the Registration Statements, the Base Prospectus or the Prospectus Supplement are based on or derived from sources that the Company believes to be reliable and accurate.

(mm)    The Stock is registered under the Exchange Act and is duly listed and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq National Market (“Nasdaq”) and the Company has taken no action designed to terminate, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information from the Commission or the National Association of Securities Dealers, Inc. (“NASD”) suggesting that it is contemplating terminating or suspending such registration or listing.

(nn)    The Company has not taken and will not take, and will cause its affiliates (within the meaning of Rule 144 promulgated under the Securities Act) not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Stock in violation of Regulation M under the Exchange Act.

(oo)    There are no affiliations with the NASD among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Base Prospectus, the Prospectus Supplement or the Registration Statements or otherwise disclosed in writing to the Placement Agent.

(pp)    The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with the Offering contemplated thereby (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

(qq)    The Company has taken all necessary actions to ensure that, upon and at all times after the Nasdaq National Market shall have approved the Stock for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq National Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq National Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

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(rr)    No approval of the shareholders of the Company under the rules and regulations of any trading market (including Rule 4350 of the Nasdaq National Marketplace Rules), and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Stock, including such as may be required pursuant to Rule 4350 of the Nasdaq National Marketplace Rules.

Any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the offering of the Stock shall be deemed a representation and warranty by the Company and its Subsidiary, as to the matters covered thereby, to the Placement Agent and the Purchasers.

3.  THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on February 24, 2005 (the “Closing Date”) at the office of Dickstein Shapiro Morin & Oshinsky LLP, 1177 Avenue of the Americas, 47th Floor, New York, New York.

4.  FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agent and the Purchasers:

(a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statements or any amendment or supplement to the Prospectus Supplement, without the consent of the Placement Agent, which consent shall not be unreasonably withheld, except for the supplement to the form of prospectus included in the Initial Registration Statement, dated February 17, 2005, relating to the placement of 4,610,000 shares of Common Stock, as filed with the Commission on February 18, 2005 pursuant to Rule 424(b); (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Placement Agent promptly after it receives notice thereof, of the time when any amendment to the Registration Statements has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Placement Agent with copies thereof; (iii) subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to use its reasonable best efforts, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and Nasdaq pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement; (iv) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statements or to amend or supplement the Prospectus Supplement or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statements or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or Prospectus Supplement or for additional information; and, (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

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(b)    To comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Stock as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by a Placement Agent or a dealer in connection with the distribution of Stock contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Prospectus Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Initial Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Initial Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file such amendment or supplement to which the Placement Agent reasonably objects.

(c)    To furnish promptly to the Placement Agent and to counsel for the Placement Agent a copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(d)    To deliver promptly to the Placement Agent such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 3:00 P.M., New York time, on the Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 3:00 P.M., New York City time, on the Business Day following the date of such amendment or supplement); and (iv) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

(e)    To the extent not available on EDGAR, to make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Initial Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

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(f)    To promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Stock for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(g)    (i)      Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement without the prior written consent of SG Cowen, other than the Company’s sale of the Stock, the Company’s sale of 4,610,000 shares of Common Stock pursuant to the supplement to the form of prospectus included in the Initial Registration Statement, dated February 17, 2005, filed with the Commission on February 18, 2005 pursuant to Rule 424(b), and shares or options to purchase shares in connection with or pursuant to joint ventures, collaborative arrangements, strategic alliances or similar transactions with unaffiliated third parties, stock option plans, currently outstanding equity facilities (subject to Section 4(g)(ii) below), options, warrants or rights, and the issuance of Common Stock, stock options, stock appreciation rights or other securities or rights pursuant to the Company's currently existing employee benefit or equity compensation plans or as initial or inducement grants to new employees, directors or consultants in the ordinary course consistent with past practice. The Company will cause each of its executive officers and directors to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of Exhibit B attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of SG Cowen.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Section 4(g) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this paragraph shall not apply if, at the time an event listed in clause (i) or (ii) above occurs, the Company has “actively traded securities” as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

(ii)      In furtherance of Section 4(g)(i) above, the Company covenants and agrees that during the period beginning on the date hereof and ending on the date which is ninety (90) days after the Closing Date, it shall not draw down upon its Committed Equity Financing Facility Arrangement (the “Equity Facility”) with Kingsbridge Capital Limited (“Kingsbridge”) or otherwise issue or sell any shares of its Common Stock pursuant to the Common Stock Purchase Agreement, by and between the Company and Kingsbridge, dated as of July 7, 2004 (the “CEFF Agreement”). In addition, during the period beginning on the date which is ninety-one (91) days after the Closing Date and ending on the date which is one hundred eighty (180) days after the Closing Date, the Company shall not draw down upon the Equity Facility, or otherwise issue or sell shares of Common Stock pursuant to the CEFF Agreement, in an amount greater than $5,000,000. For purposes of clarification, the Purchasers shall be third party beneficiaries with respect to this Section 4(g) and entitled to the benefits thereof as if each were a party hereto.

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(h)    Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement or the Registration Statements.

(i)    Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law. In such event, the Company shall consult with the Placement Agent as to the contents of such press release.

(j)    To apply the net proceeds from the sale of the Stock as set forth in the Prospectus Supplement under the heading “Use of Proceeds.”

(k)    To comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(l)    To engage and maintain, at its expense, a registrar and transfer agent for the Stock.

(m)    To not take any action prior to the Closing Date which would require the Prospectus Supplement to be amended or supplemented pursuant to Section 4(b).

(n)    To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

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(o)    The Company will use its best efforts to ensure that the Stock is quoted on the Nasdaq National Market at the Closing Date.

5.    PAYMENT OF EXPENSES. The Company agrees with the Placement Agent to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock to the Purchasers and any taxes payable in that connection; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related reasonable fees and expenses of counsel for the Placement Agent) incurred in connection with filings, if any, made with the NASD, if applicable; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Placement Agent, which fees and disbursements shall not exceed $2,500 without the prior written consent of the Company); (g) all fees and expenses of the registrar and transfer agent of the Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “roadshow” including, without limitation, any expenses advanced by the Placement Agent on the Company’s behalf (which will be promptly reimbursed)); provided that, except as otherwise provided in this Section 5 and in Sections 7 and 9, the Placement Agent shall pay its own costs and expenses, including the fees and expenses of its counsel.

6.    Conditions to the Obligations of the Placement Agent and the Purchasers, and the Sale of the Stock. The respective obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company and its Subsidiary made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiary of their obligations hereunder, and to each of the following additional terms and conditions:

(a)    No stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statements, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent. The Rule 462(b) Registration Statement and any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

(b)    The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statements, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Base Prospectus and the Prospectus Supplement in light of the circumstances under which they were made) not misleading.

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(c)    All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Stock, the Registration Statements, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)    The Placement Agent shall have received from each of (i) Dickstein Shapiro Morin & Oshinsky LLP, corporate counsel for the Company and (ii) Woodcock Washburn LLP, intellectual property counsel for the Company, such counsel’s written opinion, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent as set forth in Exhibits C-1 and C-2 attached hereto, respectively.

Dickstein Shapiro Morin & Oshinsky LLP shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and the Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent as set forth in Exhibit D attached hereto.

(e)    The Placement Agent shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, with respect to the issuance and sale of the Stock, the Registration Statements, the Base Prospectus, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Placement Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f)    The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated as of the Closing Date, executed by its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statements, the Base Prospectus and the Prospectus Supplement and, in their opinion, each of the Registration Statements (including the Base Prospectus) as of its effective date and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Base Prospectus and the Prospectus Supplement in light of the circumstances under which they were made) not misleading, (ii) since the effective date of the Initial Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the Base Prospectus or the Prospectus Supplement, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its Subsidiary in this Agreement are true and correct and the Company and its Subsidiary have complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement, there has been no change in the financial position or results of operation of the Company and its Subsidiary that could have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiary taken as a whole, except as set forth in the Base Prospectus and the Prospectus Supplement, and (v) the Initial Registration Statement became effective on January 7, 2004 and the Rule 462(b) Registration Statement became effective on February 17, 2005, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statements has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Stock.

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(g)    At the Execution Time, the Placement Agent shall have received from Ernst & Young LLP a letter, addressed to the Placement Agent and dated such date, in form and substance satisfactory to the Placement Agent, confirming, as of the Execution Time, the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agent on February 17, 2005 (the “Comfort Letter”).

(h)    On the Closing Date, the Placement Agent shall have received from Ernst & Young LLP a letter, addressed to the Placement Agent and dated the Closing Date confirming, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus and the Prospectus Supplement as of a date not more than three Business Days prior to the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Comfort Letter.

(i)    (i) Neither the Company nor its Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or its Subsidiary or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiary, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(j)    The Stock is registered under the Exchange Act and, as of the Closing Date, the Stock shall be listed and admitted and authorized for trading, subject to notice of issuance, on the Nasdaq National Market, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Stock under the Exchange Act or delisting or suspending from trading the Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing.

(k)    At the Execution Time, the Company shall have furnished to the Placement Agent a letter substantially in the form of Exhibit B hereto from each executive officer and director of the Company.

(l)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, there shall have been an escalation in hostilities in which it is not already engaged involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

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(m)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock.

(n)    The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

(o)    The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

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(p)    Prior to the Closing Date, the Company shall have furnished to SG Cowen such further information, certificates and documents as SG Cowen may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

7.         Indemnification and Contribution.

(a)    The Company shall indemnify and hold harmless the Placement Agent, its officers, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (collectively the “Placement Agent Indemnified Parties” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statements or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statements or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any breach of the representations and warranties of the Company contained herein, and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statements or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 15). The foregoing indemnity agreement with respect to the Base Prospectus shall not inure to the benefit of any Indemnified Party if it failed to deliver a Prospectus Supplement (as then amended or supplemented, provided by the Company to the Placement Agent in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Base Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction in a decision not subject to further appeal, in such Prospectus Supplement and such Prospectus Supplement was required to be delivered at or prior to the written confirmation of sale to such person. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

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(b)    The Placement Agent shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statements or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agent consists solely of the Placement Agent’s Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Placement Agent and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by the Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

(c)    Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Placement Agent, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

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(d)    If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agent with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Prospectus Supplement consists solely of the Placement Agent’s Information. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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8.  Termination.  The obligations of the Placement Agent and the Purchasers hereunder and under the Subscription Agreements may be terminated by the Placement Agent, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Stock if, prior to that time, any of the events described in Sections 6(i) or 6(l) have occurred or if the Purchasers shall decline to purchase the Stock for any reason permitted under this Agreement or the Subscription Agreements.

9.  Reimbursement of Placement Agent’s Expenses. If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Placement Agent and the Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agent, the Company will reimburse the Placement Agent upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel and any expenses advanced by the Placement Agent on the Company’s behalf) that shall have been incurred by the Placement Agent in connection with this Agreement and the proposed purchase and sale of the Stock and, upon demand, the Company shall pay the full amount thereof to SG Cowen.

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10.  Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Purchasers, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent’s responsibilities to the Company are solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

11.  Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Stock.

12.  Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)    if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen & Co., LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Michelle Bowe (Fax: 212-278-7995), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, Attention: Stuart Bressman, Esq. (Fax: 212-895-2900).

(b)    if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Discovery Laboratories, Inc., 2600 Kelly Road, Warrington, Pennsylvania 18976, Attention: John G. Cooper (Fax: 215-488-9301), with a copy to: Dickstein Shapiro Morin & Oshinsky LLP, 1177 Avenue of the Americas, 47th Floor, New York, New York 10036-2714, Attention: Ira L. Kotel, Esq. (Fax: 212-997-9880).

13.  Definitions of Certain Terms. The terms which follow, when used in this Agreement, shall have the meanings indicated.

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“Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

“Effective Date” shall mean each date and time that the Registration Statements (and any post-effective amendment or amendments thereto) became or becomes effective.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Interference Proceeding” shall have the meaning set forth in 35 U.S.C. § 135.

“To the Company’s knowledge” and words of similar import shall mean that which the Company knows or should have known using the exercise of reasonable due diligence.

14.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.  Placement Agent’s Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent’s Information consists solely of the statements concerning the Placement Agent contained in the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

16.  Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17.  General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

18.  Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

DISCOVERY LABORATORIES, INC.

By: /s/ Robert J Capetola
Name: Robert J Capetola, P.h.d
Title: President and Chief Executive Officer

Accepted as of
the date first above written:

SG COWEN & CO., LLC

By: /s/ Richard E. Gormley
Name: Richard E. Gormley
Title: Managing Director

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Exhibit A

Form of Subscription Agreement

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Exhibit B

Form of Lock-Up Agreement

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Exhibit C-1

Form of Legal Opinion of Dickstein Shapiro Morin & Oshinsky LLP

1. Each of the Company and its Subsidiary validly exists as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement.

2. The Company is duly qualified and in good standing as a foreign corporation in California and Pennsylvania.

3. The Company has the authorized capitalization set forth in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement. The Stock to be delivered on the Closing Date have been duly and validly authorized and, when issued, delivered and paid for in accordance with the Placement Agreement, will be fully paid and non-assessable. The Common Stock and the Stock conform as to legal matters to the descriptions thereof contained in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement in all material respects.

4. The statements in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement under the heading Description of Common Stock, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings.

5. Neither the Company nor its Subsidiary is in violation of any material provision of its respective charter or bylaws and, to the best of our knowledge, neither the Company nor its Subsidiary is in material default in the performance of any obligation, agreement, covenant or condition contained in any document filed as an exhibit to the Initial Registration Statement or the 462(b) Registration Statement or incorporated by reference therein.

6. There are no preemptive or, to the best of our knowledge, similar rights that entitle or will entitle any person to acquire any shares of Common Stock from the Company upon issuance or sale thereof pursuant to any document filed as an exhibit to the Initial Registration Statement or the 462(b) Registration Statement or incorporated by reference therein.

7. To our knowledge, no person or entity has the right to require the registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Initial Registration Statement or the 462(b) Registration Statement or the completion of the offering.

8. The Company has the corporate power and authority to execute and deliver the Placement Agreement, the Subscription Agreements and the Stock and to perform its obligations under the Placement Agreement and the Subscription Agreements. All corporate action required to be taken for the due and proper authorization, execution and delivery of the Placement Agreement, the Subscription Agreements and the Stock and consummation of the transactions contemplated by the Placement Agreement and the Subscription Agreements have been duly and validly taken.

9. Each of the Placement Agreement and the Subscription Agreements has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

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10. To our knowledge and other than as set forth in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus or the Prospectus Supplement, there are no judicial, regulatory or other legal or governmental proceedings pending to which the Company or the Subsidiary is a party or of which any property of the Company or the Subsidiary is the subject which are required to be disclosed in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus or the Prospectus Supplement that are not described as required.

11. The execution, delivery and performance of the Placement Agreement and consummation of the transactions contemplated by the Placement Agreement do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Company or the Subsidiary is a party or by which any of the Company or the Subsidiary or their respective properties or assets may be bound and which is filed as an exhibit to the Initial Registration Statement or the 462(b) Registration Statement and the documents incorporated therein by reference, (B) violate or conflict with any provision of the certificate of incorporation or by-laws of the Company or the Subsidiary, or, (C) to our knowledge, violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any judicial, regulatory or other legal or governmental agency or body known by us to be applicable to the Company and the Subsidiary, except (in the case of clauses (A) and (C)) for any of the foregoing that would not individually or in the aggregate have a Material Adverse Effect.

12. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body is required for the execution, delivery and performance of the Placement Agreement or consummation of the transactions contemplated by the Placement Agreement, including the issuance and sale of the Stock, except for (1) such as have been made or obtained under the Securities Act and (2) such as are required by the NASD.

13. To our knowledge, neither the Company nor the Subsidiary is a party to any contract or agreement of a character required to be described or incorporated by reference in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus or the Prospectus Supplement or to be filed as an exhibit to the Initial Registration Statement or the 462(b) Registration Statement that has not been described or filed as required.

14. The Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement and any amendments thereof or supplements thereto (other than the financial statements, schedules and other financial data included or incorporated by reference therein, as to which no opinion is expressed) comply as to form in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations. The documents filed under the Exchange Act and incorporated by reference in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement or any amendment thereof or supplement thereto (other than the financial statements, schedules and other financial data included or incorporated by reference therein, as to which no opinion is expressed) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Securities Act or the Exchange Act, as applicable, and the Rules and Regulations.

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15. The Company is not and, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

16. The Initial Registration Statement and the 462(b) Registration Statement are effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Initial Registration Statement and the 462(b) Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A promulgated under the Securities Act have been made.

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Exhibit C-2

Legal Opinion of Woodcock Washburn LLP

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Exhibit D

Written Statement of Dickstein Shapiro Morin & Oshinsky LLP

In our role as special counsel to the Company in connection with the preparation by the Company of the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement, we have participated in conferences with officers and representatives of the Company, and counsel for the Placement Agent, at which the contents of the Initial Registration Statement, the 462(b) Registration Statement, the Base Prospectus and the Prospectus Supplement and related matters were discussed. We do not, however, represent the Company in connection with the regulation of the Company’s activities, facilities and products by the United States Food and Drug Administration and other comparable foreign and domestic agencies and regulatory bodies. Further, we have no understanding of the technical properties, characteristics and capabilities of the Company’s products, innovations and technologies. Subject to the preceding two sentences and on the basis of the facts that we gained in the course of the foregoing, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus required thereby) and the experience we have gained through our practice under the Securities Act, and the limited scope of our engagement, we confirm to you that no facts came to our attention that have caused us to believe that either the Initial Registration Statement, at the time it became effective (including the information deemed to be part of the Initial Registration Statement at the time of effectiveness pursuant to Rule 462, Rule 430A(b) or Rule 434, if applicable), the 462(b) Registration Statement, at the time it became effective, or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, or the Base Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement), or the Prospectus Supplement, as of the date it was filed by the Company with the Commission, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

We express no view with respect to (i) financial statements or schedules and other data of a financial, or accounting nature (including the notes thereto), including, without limitation, any projections, forward-looking statements or other estimates, (ii) any statutes or governmental rules, regulations, proceedings or actions relating to patents, patent applications, trademarks, service marks, trade names, copyrights or know-how and (iii) the assumptions underlying any of the foregoing.

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